UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2025

ESS TECH, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Warrants, each fifteen warrants exercisable for one share of common stock at an exercise price of $172.50	GWH.W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
The Board of Directors of ESS Tech, Inc. (the “Company”) has scheduled the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”) for October 6, 2025. Because the Company is holding the Annual Meeting more than 25 days after the one-year anniversary of its 2024 annual meeting of stockholders, the Company has set a deadline of September 8, 2025 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the Company’s Secretary at ESS Tech, Inc., 26440 SW Parkway Ave., Bldg. 83, Wilsonville, Oregon 97070, and such proposal must comply with all applicable requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Exchange Act Rule 14a-8, and the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.
Pursuant to the Bylaws, any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including by delivering notice of their proposal or nomination to the Company’s Secretary at ESS Tech, Inc., 26440 SW Parkway Ave., Bldg. 83, Wilsonville, Oregon 97070 no later than 5:00 p.m., Pacific time, on September 8, 2025. Any proposal or nomination received after such date will be considered untimely and will not be considered at the Annual Meeting.
An adjournment, rescheduling or postponement of the Annual Meeting date, or any announcement of such action, will not commence a new time period (or extend any time period) for giving such notice under the Bylaws or submitting a proposal pursuant to Exchange Act Rule 14a-8.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 29, 2025

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Interim Chief Financial Officer